Exhibit 99.6
                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                    JUNE 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-3

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

     Class 3-A1.....$        24.97829590   Class 3-A13.....$       0.00000000
     Class 3-A2.....$         0.00000000   Class 3-A14.....$      10.28448330
     Class 3-A3.....$         0.00000000   Class 3-A15.....$       0.00000000
     Class 3-A4.....$         0.00000000   Class 3-PO......$       1.00303976
     Class 3-A5.....$         0.70193377   Class 3-M.......$       0.70193398
     Class 3-A6.....$         0.70193355   Class 3-B1......$       0.70193317
     Class 3-A7.....$         5.43000271   Class 3-B2......$       0.70193317
     Class 3-A8.....$         0.00000000   Class 3-B3......$       0.70193274
     Class 3-A9.....$         0.00000000   Class 3-B4......$       0.70192825
     Class 3-A10....$         0.00000000   Class  3-B5.....$       0.70193661
     Class 3-A11....$         0.00000000   Class 3-R.......$       0.00000000
     Class 3-A12....$         0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 3-A1.....$        19.30958912   Class3-A13......$       0.00000000
     Class 3-A2.....$         0.00000000   Class 3-A14.....$       7.95046818
     Class 3-A3.....$         0.00000000   Class3-A15......$       0.00000000
     Class 3-A4.....$         0.00000000   Class 3-PO......$       0.77540460
     Class 3-A5.....$         0.54263320   Class 3-M.......$       0.00000000
     Class 3-A6.....$         0.54263303   Class 3-B1......$       0.00000000
     Class 3-A7.....$         4.19768913   Class 3-B2......$       0.00000000
     Class 3-A8.....$         0.00000000   Class 3-B3......$       0.00000000

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     Class 3-A9.....$         0.00000000   Class 3-B4......$       0.00000000
     Class 3-A10....$         0.00000000   Class 3-B5......$       0.00000000
     Class 3-A11....$         0.00000000   Class 3-R.......$       0.00000000
     Class 3-A12....$         0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 3-A1.....$         5.64635561   Class 3-A13.....$       0.00000000
     Class 3-A2.....$         6.25000000   Class 3-A14.....$       6.12265398
     Class 3-A3.....$         6.25000000   Class 3-A15.....$       6.24999961
     Class 3-A4.....$         6.25000000   Class 3-M.......$       6.24135630
     Class 3-A5.....$         6.24135630   Class 3-B1......$       6.24135681
     Class 3-A6.....$         6.24135645   Class 3-B2......$       6.24135681
     Class 3-A7.....$         6.11877448   Class 3-B3......$       6.24133184
     Class 3-A8.....$         6.25000000   Class 3-B4......$       6.24130045
     Class 3-A9.....$         6.25000000   Class 3-B5......$       6.24135577
     Class 3-A10....$         6.25000000   Class 3-R.......$       0.00000000
     Class 3-A11....$         6.25000000   Class 3-S.......$       0.26681859
     Class 3-A12....$         6.25000000


     4.   Accrual Amount:

          Class A13.......................            $               49,870.20


     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:$             93,993.96

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:  $        439,650,910.00

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:............                  1,545

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     7.   The  Class  Certificate  Principal  Balance  of  each  Class  and  the
          Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                 Class Certificate               Single
                                 Principal Balance         Certificate Balance
                                 -----------------         -------------------
          Class 3-A1...   $          32,147,005.76  $                878.44
          Class 3-A2...   $          39,250,000.00  $              1,000.00
          Class 3-A3...   $           5,441,592.00  $              1,000.00
          Class 3-A4...   $          47,000,000.00  $              1,000.00
          Class 3-A5...   $          42,533,234.35  $                997.92
          Class 3-A6...   $          42,533,233.38  $                997.92
          Class 3-A7...   $          59,657,097.31  $                973.57
          Class 3-A8...   $           7,000,000.00  $              1,000.00
          Class 3-A9...   $          34,200,000.00  $              1,000.00
          Class 3-A10..   $          43,100,000.00  $              1,000.00
          Class 3-A11..   $          29,500,000.00  $              1,000.00
          Class 3-A12..   $          21,700,000.00  $              1,000.00
          Class 3-A13..   $           8,029,101.43  $              1,018.87
          Class 3-A14..   $           4,700,399.57  $                969.34
          Class 3-A15..   $           3,183,573.00  $              1,000.00
          Class 3-PO...   $             762,807.06  $                997.15
          Class 3-M....   $           5,562,378.67  $                997.92
          Class 3-B1...   $           4,449,703.35  $                997.92
          Class 3-B2...   $           4,449,703.35  $                997.92
          Class 3-B3...   $           2,225,350.64  $                997.92
          Class 3-B4...   $             667,605.19  $                997.92
          Class 3-B5...   $           1,558,124.94  $                997.92
          Class 3-R....   $                   0.00  $                  0.00
          Class  3-S...   $         403,548,627.43  $                984.90

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.............................    $                  0.00
          unpaid principal balance...............    $                  0.00
          number of related mortgage loans.......                          0
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     9.   The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
              Number        13       Principal Balance $           3,832,329.21
                            --                         ------------------------
               (2)  60-89 days
              Number         2       Principal Balance $             955,507.86
                             -                         ------------------------
               (3)  90 days or more
              Number         0       Principal Balance $                   0.00
                             -                         ------------------------
          (b)  in foreclosure
              Number         0       Principal Balance $                   0.00
                             -                         ------------------------

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):.............    $                   0.00

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 3-S:...................................                0.323800%

     12.  Senior Percentage for such Distribution Date:             95.70063100%

     13.  Group I Senior Percentage for such Distribution
          Date:........................................             76.36288800%

     14.  Group II Senior Percentage for such Distribution Date:    19.33774300%

     15.  Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     16.  Group I Senior Prepayment Percentage for such
          Distribution Date:...........................            100.00000000%

     17.  Group II Senior Prepayment Percentage for such
          Distribution Date:...........................              0.00000000%

     18.  Junior Percentage for such Distribution Date:              4.29936900%

     19.  Junior Prepayment Percentage for such Distribution Date:   0.00000000%